Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Disclosure Text Block [Abstract]
Commitments and Contingencies

Commitments

On December 11, 2017, we entered into an equity purchase agreement with L2 Capital, LLC, for up to $15,000,000. As provided in the agreement, we may require L2 Capital to purchase shares of common stock from time to time by delivering a “put” notice to L2 Capital specifying the total number of shares to be purchased. L2 Capital will pay a purchase price equal to 85% of the “market price,” which is defined as the lowest traded price on the OTCQB marketplace during the five consecutive trading days following the “put date,” or the date on which the applicable shares are delivered to L2 Capital. The number of shares may not exceed 300% of the average daily trading volume for our common stock during the five trading days preceding the date on which we deliver the applicable put notice. Additionally, such amount may not be lower than $10,000 or higher than $1,000,000. L2 Capital has no obligation to purchase shares under this agreement to the extent that such purchase would cause L2 Capital to own more than 4.99% of our common stock. Upon the execution of this agreement, we issued 1,714,285 shares of common stock valued at $514,286 as a commitment fee in connection with the agreement. The shares to be issued pursuant to this agreement were covered by a Registration Statement on Form S-1 effective on January 29, 2018. During the nine months ended September 30, 2018, we executed nine put options for L2 Capital to purchase 1,500,000 shares of common stock (see Note 10).

On June 26, 2017, we entered a nonexclusive finder’s arrangement with Craft Capital Management LLC (“Craft”) in the event that proceeds with a debt and/or equity transaction or to finance a merger/acquisition and/or another transaction are arranged by Craft. We have no obligation to consummate any transaction, and we can choose to accept or reject any transaction in our sole and absolute discretion. Upon the successful completion of a placement, we will pay to Craft 8% of the gross proceeds from an equity placement and 3% for a debt placement. In addition, we will issue to Craft, at the time of closing, warrants with an aggregate exercise price equal to 3% of the amount raised. These warrants have a fair value of $13,280 based on the Black-Scholes option-pricing model. The warrants have an exercise price ranging from $0.0425 to $0.25 per share and are exercisable for a period of five years after the closing of the placement. If we, at any time while these warrants are outstanding, sell or grant any option to purchase or sell or grant any right to reprice, or otherwise dispose of or issue any common stock or securities entitling any person or entity to acquire shares of common stock, at an effective price per share less than the then-exercise price, then the exercise price will be reduced to equal the lower share price, at the option of Craft. Such adjustment will be made whenever such common stock is issued. We will notify Craft in writing, no later than the trading day following the issuance of any common stock, of the applicable issuance price or applicable reset price, exchange price, conversion price, and other pricing terms. As of September 30, 2018, we have issued to Craft warrants to purchase 108,573 shares of common stock, none of which has been exercised, as a finder’s fee for debt and equity transactions between L2 Capital and us (see Note 8).

On August 7, 2018, we signed a non-binding letter of intent proposing to acquire a heavy-duty commercial air conditioning company. We believe that the acquisition will help support our existing projects and enable us to enter new markets. Closing is subject to additional due diligence, the negotiation of definitive agreements, satisfaction of agreed conditions, and financing. We continue to focus our efforts on satisfying the above conditions.

Litigation

From time to time, we are involved in legal proceedings and regulatory proceedings arising from operations. We establish reserves for specific liabilities in connection with legal actions that management deems to be probable and estimable.

On May 4, 2018, we reached a settlement of the claims at issue in Ocean Thermal Energy Corp. v. Robert Coe, et al., Case No. 2:17-cv-02343SHL-cgc, before the United States District Court for the Western District of Tennessee. On August 8, 2018, an $8 million federal court judgment was entered against the defendants and in our favor. We believe the defendants have adequate assets to satisfy this judgment in full. Between May 30 and July 19, 2018, we received three payments totaling $100,000 from the defendants. The collection process is ongoing and defendants are cooperating in proceeding with payments.

Consulting Agreements

For the nine months ended September 30, 2018, we issued 673,345 shares of common stock for services performed with a fair value of $138,986.

On June 4, 2018, we entered into a consulting agreement to pay 20,000 shares of common stock when one of the conditions of the contract was satisfied. Although this condition was satisfied on August 31, 2018, we have not issued the shares. As of September 30, 2018, we have accrued the share compensation at fair value totaling $1,600.

On August 14, 2018, we entered into a consulting agreement to pay $40,000 by issuing shares of common stock. As of September 30, 2018, we have not issued the shares and have accrued the amount.

Employment Agreements

On January 1, 2011, we entered into a five-year employment agreement with our chief executive officer, which provides for successive one-year term renewals unless it is expressly cancelled by either party 100 days prior to the end of the term. Under the agreement, our chief executive officer will receive an annual salary of $350,000, a car allowance of $12,000, and company-paid health insurance. The agreement also provides for bonuses equal to one times his annual salary plus 500,000 shares of common stock for each additional project that generates $25 million or more in revenue to us. Our chief executive officer is entitled to receive severance pay in the lesser amount of three years’ salary or 100% of the remaining salary if the remaining term is less than three years.

On June 29, 2017, the board of directors approved extending the employment agreements for the chief executive officer and the senior financial advisor for an additional five years. The salary and other compensation were increased to account for inflation since the original employment agreements were executed and became effective June 30, 2017. These modifications were never reduced to writing.

Commitments

On January 1, 2011, we entered into a five-year employment agreement with an individual to serve as our chief executive officer. The employment agreement provides for successive one-year term renewals unless it is expressly cancelled by either party 100 days prior to the end of the term. Under the agreement, the chief executive officer will receive an annual salary of $350,000, a car allowance of $12,000, and Company-paid health insurance. The agreement also provides for bonuses equal to one times annual salary plus 500,000 shares of common stock for each additional project that generates $25 million or more revenue to us. The chief executive officer is entitled to receive severance pay in the lesser amount of three years’ salary or 100% of the remaining salary if the remaining term is less than three years.

On June 29, 2017, the Board of Directors approved extending the employment agreements for the chief executive officer and the senior financial advisor for an additional five (5) years. The salary and other compensation shall be increased to account for inflation since the original employment agreements were executed and became effective June 30, 2017.

On June 29, 2017, the Board of Directors approved a stock bonus for the Chief Executive Officer and Sr Financial Advisor of 258,476 and 150,590 shares of common stock, respectively at fair value of $920,399. These shares were issued on November 1, 2017.

The Company entered into a settlement agreement to convert outstanding payable balance in the amount of $180,000 into 360,000 share at $0.50 per share. These shares were recorded at fair value of $556,875. The company recorded a loss on settlement of debt of $376,875 on settlement date.

During the year ended December 31, 2017, we issued 3,887,802 shares of common stock to consultants for services and commitment fee with fair value of $2,902,764.

On December 11, 2017, the Company entered into an equity purchase agreement with L2 Capital, LLC for up to $15,000,000. On January 5, 2018, we issued 1,714,285 shares of common stock valued at $514,286 as a commitment fee in connection with the agreement. The shares to be issued pursuant to this agreement were covered by a Form S-1 Registration Statement approved the Securities and Exchange Commission (SEC) and effective on January 29, 2018. As of the date of this filing, no “put” options were exercised.

Contingencies

On June 29, 2015, with the Baha Mar resort an estimated 95% complete, Baha Mar Ltd., the developer of the resort, filed for Chapter 11 bankruptcy protection in U.S. Bankruptcy Court in Wilmington, Delaware. Baha Mar Ltd. is the entity with which our subsidiary entered into the Energy Services Agreement to build a SWAC system. The underlying cause of the filing was a commercial dispute between Baha Mar Ltd. and its construction company. Neither we nor our construction company is a party to the proceeding. At an early stage of the proceedings, the U.S. Bankruptcy Court in Wilmington, Delaware dismissed the action on September 15, 2015, agreeing with the Bahamas Supreme Court in finding that the case should properly be decided in Bahamian courts.

The case is proceeding in the Bahamas Supreme Court with the September 2015 appointment of provisional liquidators (Bahamas-based KRyS Global and UK-based AlixPartners) for the specific purpose of preserving the assets of the unfinished resort pending a resolution of the dispute. In November 2015, the Bahamas Supreme Court named Deloitte & Touche LLP as a receiver to Baha Mar Ltd. at the request of the Export-Import Bank of China, which is a primary creditor having made a $2.45 billion loan to Baha Mar Ltd. in 2010. In March 2016, the receiver engaged Colliers International, an international real estate firm, to actively market the resort to a new owner.

The June 2015 bankruptcy of the developer constituted an event of default under the Energy Services Agreement, but we have elected not to assert that default in favor of attempting to pursue the project. Under the terms of our Energy Services Agreement, in the event of default of the developer, we have the right to recover damages, including the amount invested in the project ($7.9 million at December 31, 2015), plus any fees earned at the time of breach and other direct damages, limited in aggregate amount to $25.0 million. The Energy Services Agreement is binding on any successor developer that takes over the development and finished construction.

We believe that even though bankruptcy courts have substantial powers to void contracts, the Energy Services Agreement is likely to survive (either in full effect or with limited modifications) due to the energy requirements of the project, but there can be no guarantee that we will realize any future benefits from the project.

Our Baha Mar project will be delayed until the new owner takes control of the resort and our ESA contract is either terminated or assumed by the new ownership. According to Bahamas prime minister Perry Christie, the Bahamas' long-delayed Baha Mar Resort will open under the ownership of Hong Kong-based Chow Tai Fook Enterprises (CTFE), whose companies include luxury-hotel operator Rosewood Hotels.

We have elected not to intervene in the Bahamas proceeding, which we believe is in the nature of an equitable proceeding to preserve the project and seek to reorganize so that the project can be completed rather than liquidated. Our strategy is based on our conclusion that the completion of the resort by any new owner will require it to address the lack of capacity of the current electrical grid to provide air conditioning through conventional means and the projected energy cost savings derived from our SWAC system as compared to conventional electricity at prevailing rates, even if its lack of reliability in the Bahamas is discounted. By relying on this strategy, we believe we are avoiding significant legal representation costs. Further, we believe that we would have no legal position to differentiate us from other unsecured creditors with an aggregate of about $2.0 billion in claims.

Litigation

From time to time, we are involved in legal proceedings and regulatory proceedings arising from operations. We establish reserves for specific liabilities in connection with legal actions that management deems to be probable and estimable.

In early 2016, three Principals from a family office based in Memphis, Tennessee contacted us about investing in Ocean Thermal Energy Corporation. After conducting extensive due diligence on our Company and its technology, prospects, Officers, and Directors, the investors presented us with a Term Sheet to invest $42.4 million in our Company. The Investors insisted on exclusivity, which prevented us from continuing our fundraising efforts. The Investors also insisted on confidentiality, preventing us from communicating their offer until closing. We, along with our lawyers, engaged in our own due diligence on the Investors, and found that the Investors were known in the Memphis community as having substantial net worths, and good reputations in the financial industry. The point person for the Investors is a Certified Financial Planner as well as a licensed broker and investment advisor. Based on our due diligence, we were comfortable and excited to move forward with these Investors.

Despite the Investors’ promises, the Investors did not live up to their commitment and did not fund our Company as promised. In February of 2017, we instructed our attorneys to pursue the matter through the Courts and to seek significant damages from all potentially responsible parties. On May 16, 2017, we filed a civil suit in the United States District Court in the Western District of Tennessee.

On March 12, 2018, the Company reached a settlement of the claims at issue in Ocean Thermal Energy Corp. v. Robert Coe et al., Case No. 2:17-cv-02343SHL-cgc, before the United States District Court for the Western District of Tennessee. The settlement requires the defendants to make a payment of $1,075,000 within 30 days and each side to pay its own legal costs.